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                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported) November 22, 1998



                       UNION PACIFIC RESOURCES GROUP INC.
                       ----------------------------------
               (Exact name of registrant as specified in charter)



     Utah                             1-13916                  13-2647483
--------------------------------------------------------------------------------
(State or other                     (Commission              (IRS Employer
jurisdiction of                     File Number)          Identification No.)
incorporation)


777 Main Street, Fort Worth, Texas                               76102
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number including area code                   817-321-6000



(Former name or former address, if changed since last report)

801 Cherry Street, Fort Worth, Texas  76102



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Item 5.  Other Events.

Sale of Midstream Gas Business

         Attached as Exhibit 99.1 to this Report is the Press Release issued by the Registrant on November 22, 1998 announcing the execution of a Merger and Purchase Agreement for the sale of Registrant's midstream gas business to Duke Energy Field Services.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      UNION PACIFIC RESOURCES GROUP INC.



                                      /s/ Joseph A. LaSala, Jr.
                                      -----------------------------------------
                                      By:  Joseph A. LaSala, Jr.
                                           Vice President, General Counsel and
                                           Secretary

DATED:     December 4, 1998



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                                  EXHIBIT INDEX



Exhibit                                     Description
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
 99.1                            Press Release dated November 22, 1998.